EXHIBIT 10.22

MEMORANDUM OF UNDERSTANDING

THIS MEMORANDUM OF UNDERSTANDING (this “MOU”) is entered into this 18th day of September, 2003 by and between MEDI-HUT INT’L (MFG) CO., LTD., a corporation organized and existing under the laws of the Republic of Korea (“Korea”) with its principal offices at 4-1 Godeung-Ri, Sojung-Myun, Yeonki-Kun, Chunchungnam-Do, Korea (“MHI’) and MEDI-HUT CO., INC., a corporation organized and existing under the laws of the State of Nevada, United States of America, with its principal offices at 1345 Campus Parkway, Wall Township, New Jersey 07753, United States of America (“MHUT”; together with MHI, collectively, the “Parties”).

WITNESSETH:

WHEREAS, MHI manufactured certain “Elite Safety Syringe” products, as more particularly described in the invoices attached hereto as Exhibit A (the “Products”), and sold them to MHUT for the total purchase price of DS$190,115 (the “Purchase Price”);

WHEREAS, due to certain manufacturing and other problems associated with the Products the Parties have determined that the quality of the Products is not sufficient for sale .in the United States market; and

WHEREAS, in view of such problems with the Products MHI has agreed to take the Products back from MHUT that are currently located at MHUT’s warehouse (the “Product Inventory”), refund the Purchase Price to MHUT, reimburse MHUT for certain expenses incurred by MHUT in connection with the purchase of the Products from MHI and undertake to do certain things with respect to such returned Products.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises set forth herein below, the Parties, intending to be legally bound hereby, agree as follows:

Article 1.	Return of the Product Inventory; Refund of the Purchase Price and Reimbursement of Certain Expenses

1.1
The Product Inventory being returned to MHI consists of 1,564,000 pieces that are described in the invoices attached hereto as Exhibit A. MHUT will return the Product Inventory to MHI, as set forth below:

•	Consignee: Medi-Hut Int’l.(Mfg.) Co., Inc.
2nd Floor, Oyang Building, 33-7 Changchung-Dong I-Ga,
Chung-Ku, Seoul, Korea

•	Port of discharge: Busan, Korea

•	Place of delivery: Medi-Hut Int’l (Mfg.) Co, Inc.
4-1 Godeung-Ri, Sojung-Myun, Yeonki-Kun,
Chunchungnam-Do, Korea

•	Shipment will be arranged on a container basis.

•	Freight will be prepaid.

•	After shipment, a copy of shipping documents will be sent to the consignee by facsimile.

1.2	Upon return of the Product Inventory as set forth in Section 1.1 above MHI agrees to pay the following amounts to MHUT:

Refund of the Purchase Price:	US $190,115
Freight and other expenses incurred by MHUT for the purchase of the Products:	US $21,980
Freight and other expenses incurred by MHUT for the return of the Products:	US $8,760
Total:	US $220,855

1.3	The amounts set forth in Section 1.2 above shall be paid to MHUT by MHI as follows:

1.3.1
To the extent that MHI resells any portion of the returned Product Inventory in accordance with Article 2 below, any proceeds from such resale of the Product Inventory, after deducting any reasonable out-of-pocket expenses incurred by MHI in connection with such resale, shall immediately be paid to MHUT. MHI shall provide MHUT with appropriate documentation supporting any such out-of pocket expenses.

1.3.2
Any remaining balance of the amounts set forth in Section 1.2 above (the “Balance”) shall be paid by MHI by granting to MHUT a 5% discount off the purchase price (which purchase price shall be determined pursuant to a separate agreement between MHI and MHUT) for each future shipment of “Elite Safety Syringe” products until the aggregate amount of such discount equals the Balance; provided, however, that if MHI fails to become capable of manufacturing “Elite Safety Syringe” products in compliance with MHUT’s requirements therefore (including, without limitation, compliance with any applicable good manufacturing practices) by December 31, 2003 and if such failure is due to a cause attributable to MHI, the Balance shall be paid to MHUT in cash upon reasonable notice by MHUT.

Article 2.    Undertakings Relating to the Returned Product Inventory

2.1
It is expressly acknowledged and agreed by the Parties that the Product Inventory is being returned to MHI for destruction unless such Product Inventory is re-sterilized pursuant to a process that is specifically approved by MHUT in advance in writing.

2.2
MHI may not resell any portion of the Product Inventory unless and until (i) such Product Inventory has been re-sterilized pursuant to a process that is approved by MHUT as set forth in Section 2.1 above and (ii) MHI obtains from MHUT final approval with respect to such re-sterilized Product Inventory.

Article 3.    Governing Law and Dispute Resolution

3.1	This MOU shall be governed by and construed and enforced in accordance with the laws of Korea without giving effect to the conflict of laws principles thereof.

3.2
All disputes, disagreements or questions which might arise between the Parties out of or in connection with this MOU, which cannot be amicably settled by the Parties, shall be submitted to the International Chamber of Commerce (“ICC”) for arbitration in accordance with the ICC Rules of Conciliation and Arbitration in effect at the time of arbitration. Arbitration shall take place in Seoul, Korea in the English language before a panel of three arbitrators. The award or decision 0 f t he arbitrators shall b e final and binding upon the Parties and shall be enforceable in any court having jurisdiction over the party against whom the award or decision was issued. Nothing set forth herein shall prevent a party from seeking and obtaining preliminary injunctive or other equitable relief from any court of competent jurisdiction pending the final award or decision of the arbitrator.

Article 4.    Notices

Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given if personally delivered, sent by registered or certified mail, return receipt requested, postage prepaid, or transmitted by facsimile, in each case addressed as follows or to such other address as any party hereto shall have notified the other party in accordance with the provisions of this Article:

If to MHI:

Medi-Hut Int’l (Mfg.) Co., Ltd.
4-1 Godeung-Ri, Sojung-Myun
Yeonki-Kun
Chunchungnam-Do, Korea
Attention: Representative Director
Facsimile: 82-41-862-5700

If to MHUT:

Medi-Hut Co., Inc.
1345 Campus Parkway
Wall Township, New Jersey 07753
United States of America
Attention: President
Facsimile: 1-732-919-2799

With a copy to:

Kim, Chang & Lee
171 Wonseo-Dong,Chongro-Ku
Seoul, Korea
Attention: Moon Han, Esq.
Facsimile: 82-2-725-8727 .

Article 5.    Miscellaneous

5.1
If, at any time subsequent to the date hereof, any provision of this MOU shall be held by any court or arbitral tribunal of competent jurisdiction to he illegal, invalid or unenforceable, such provision shall be of no force or effect, but the illegality, invalidity or unenforceability of such provision shall have no effect upon and shall not impair the validity or enforceability of any other provision of this MOU. The Parties shall be obliged to replace such illegal, invalid or unenforceable provision by a new provision having similar effect.

5.2
This MOU may be amended, supplemented or changed, and any provision hereof may be waived, only by written instrument making specific reference to this MOU or to such provision to be waived, signed by the party against whom enforcement of such amendment, supplement, modification or waiver is sought.

5.3
This MOU shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns; provided, however, that neither this MOU nor any rights or obligations hereunder maybe assigned, transferred or delegated by any party without the prior written consent of the other party.

5.4
This MOU embodies the entire agreement of the Parties with respect to the subject matter hereof and supersedes and cancels any and all prior agreements and understandings, oral or written, which may exist in relation thereto.

5.5	This MOU may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

5.6	This MOU is executed in the English language, which shall be controlling in all respects between the Parties. No translation hereof shall be of any force or effect in the interpretation of this MOU.

[Signatures on the following page]

IN WITNESS WHEREOF, the Parties have caused this MOU to be duly executed on the date first written above.

MEDI-HUT INT’L (MFG) CO., LTD.	MEDI-HUT CO., INC.

/s/ Young-Kil Shin	/s/ David R. LaVance

Name: Young-Kil Shin Title: President	Name: David R. LaVance Title: Chief Financial Officer

EXHIBIT A

Copies of the Invoices Describing the Products

COMMERCIAL INVOICE
Seller: MEDI-HUT INTL (MFG) CO INC 2ND FLOOR, OYANG BLVD. NO. 33-7 CHANGHUNG-DONG 1-GA CHUNG-KU SEOUL KOREA		Invoice No. and date MD03-104 JAN. 29, 2003
L/C No. and date 1254639NJY JAN. 06, 2003
Consignee: TO THE ORDER OF PNC BANK N.A.		Buyer (if other than consignee) MEDI-HUT CO., INC. 1345 CAMPUS PKWY. WALL TWSP., NJ 07753
From BUSAN, KOREA	TO NEW YORK, NY USA	Other Reference
Vessel/flight HJ BARCELONA 069E	Departure date: JAN. 29, 2003	Terms of delivery and payment FOB BUSAN

Shipping Marks No.& Kind of pkgs:	Goods description	Quantity	Unit price /PER BOX(100 PCS)	Amount
MEDI-HUT CO., INC.	3CC SAFETY SYRINGE ELITE BRAND 690 CASES 8 BOXES
1345 CAMPUS PARKWAY	PER PROFORMA INV. 1226 DATED DEC. 26, 2002 FREE ON BOARD KOREA
WALL TOWNSHIP, NJ 07753
U.S.A.	3CC 25G X 5/8:	356,000PCS	U$12.10	U$43,076.00
MADE IN KOREA	3CC 25G X 1”	28,000PCS	U$12.10	U$3,388.00
LOT NO:	3CC 25G X 1 ½”	48,000PCS	U$12.10	U$5,808.00
EXPIRATION DATE:	3CC 23G X 1”	120,000PCS	U$12.10	U$14,520.00
UPC NO:	TOTAL	552,000PCS		U$66,792.00
PRODUCE CODE NO.

*MEDI-HUT INTL. (Mfg) CO., INC. REGISTRATION NUMBER 9710558
*MEDICAL DEVICE LISTING NUMBER (ELITE SAFETY SYRINGE): C014623
*FDA REGISTRATION NUMBER (MEDI-HUT CO., INC.): 2246574

MEDI-HUT INT’L (Mfg.) Co., LTD.

/s/ Y.K. Shin

Y.K. Shin, Managing Director

COMMERCIAL INVOICE
Seller: MEDI-HUT INTL (MFG) CO INC 2ND FLOOR, OYANG BLVD. NO. 33-7 CHANGHUNG-DONG 1-GA CHUNG-KU SEOUL KOREA		Invoice No. and date MD02-148B NOV. 1, 2002
L/C No. and date 1252000NJY SEP. 13, 2002
Consignee: TO THE ORDER OF PNC BANK N.A.		Buyer (if other than consignee) MEDI-HUT CO., INC. 1935 SWARTHMORE AVENUE LAKEWOOD, NJ 08701
From BUSAN/SEOUL, KOREA	TO NEW YORK	Other Reference
Vessel/flight PENANG SENATOR 0024E	Departure date: NOV. 01, 2002	Terms of delivery and payment FOB BUSAN

Shipping Marks No. & Kind of pkgs:	Goods description	Quantity	Unit price /1000 PCS	Amount
MEDI-HUT CO., INC.	ELITE SAFETY SYRINGES
1935 SWARTHMORE AVE	AS PER PROFORMA P/I NO. 0911 DATED SEPTEMBER 10, 2002
LAKEWOOD, NJ 08701	FREE ON BOARD SEOUL, KOREA
U.S.A.	3CC W/O NEEDLE	48,000PCS	U$121.38	U$5,826,240
MADE IN KOREA	3CC 20G X 1”	24,000PCS	U$121.38	U$2,913,120
LOT NO:	3CC 20G X 1 ½”	12,000PCS	U$121.38	U$1,456,560
EXPIRATION DATE:	3CC 21G X 1”	24,000PCS	U$121.38	U$2,913,120
UPC NO:	3CC 21G X 1 ½”	552,000PCS	U$121.38	U$1,456,560
PRODUCE CODE NO.	3CC 22G X 1 ½”	24,000PCS	U$121.38	U$2,913,120
	3CC 23G X 1”	42,400PCS	U$121.38	U$5,146,512
	3CC 25G X 5/8”	39,200PCS	U$121.38	U$4,758,096
	3CC 25G X 1:	48,000PCS	U$121.38	U$5,826,240
	TOTAL	273,600PCS		U$33,209,568

*MEDI-HUT INTL. (Mfg) CO., INC. REGISTRATION NUMBER 9710558
*MEDICAL DEVICE LISTING NUMBER (ELITE SAFETY SYRINGE): C014623
*FDA REGISTRATION NUMBER (MEDI-HUT CO., INC.): 2246574

MEDI-HUT INT’L (Mfg.) Co., LTD.

/s/ Y.K. Shin

Y.K. Shin, Managing Director

COMMERCIAL INVOICE
Seller: MEDI-HUT INTL (MFG) CO INC 2ND FLOOR, OYANG BLVD. NO. 33-7 JANGCHUNG-DONG 1-GA CHUNG-KU SEOUL KOREA		Invoice No. and date MD02-148 OCT. 06, 2002
L/C No. and date 1252000NJY SEP. 13, 2002
Consignee: TO THE ORDER OF PNC BANK N.A.		Buyer (if other than consignee) MEDI-HUT CO., INC. 1935 SWARTHMORE AVENUE LAKEWOOD, NJ 08701
Departure date: OCT. 06, 2002		Other Reference
Vessel/flight MING AMERICA 0065E	From BUSAN/SEOUL, KOREA
TO NEW YORK		Terms of delivery and payment FOB BUSAN

Shipping Marks No. & Kind of pkgs:	Goods description	Quantity	Unit price	Amount
MEDI-HUT CO., INC.	ELITE SAFETY SYRINGE
1935 SWARTHMORE AVE	AS PER PROFORMA P/I NO. 0911 DATED SEPTEMBER 10, 2002
LAKEWOOD, NJ 08701	FREE ON BOARD SEOUL, KOREA
U.S.A.	3CC 25g x 5/8”	220,000PCS	@U$121.38/1,000 PCS	US$26,703,600
MADE IN KOREA	3CC 23G X 1”	53,600PCS	U$121.38/1,000 PCS	$6,505,968
LOT NO:
EXPIRATION DATE:	TOTAL	273,600PCS		US$33,209,568
UPC NO:
PRODUCE CODE NO.

*MEDI-HUT INTL. (Mfg) CO., INC. REGISTRATION NUMBER 9710558
*MEDICAL DEVICE LISTING NUMBER (ELITE SAFETY SYRINGE): C014623
*FDA REGISTRATION NUMBER (MEDI-HUT CO., INC.): 2246574

MEDI-HUT INT’L (Mfg.) Co., LTD.

/s/ Y.K. Shin

Y.K. Shin, Managing Director

COMMERCIAL INVOICE
Seller: MEDI-HUT INT’L (MFG) CO., INC. 2ND FLOOR OYANG BLVD. NO. 33-7 JANGCHUNG-DONG 1-GA CHUNG KU SEOUL KOREA			Invoice No. and date: MD0-2-148A OCT. 16, 2002 L/C N. and date: 1252000NJY SEPT. 13, 2002
Consignee: TO ORDER OF PNC BANK N.A			Buyer: MEDI-HUT CO., INC. 1935 SWARTHMORE AVENUE LAKEWOOD, NJ 08701
From: BUSAN/SEOUL, KOREA		To: NEW YORK	Other reference:
Vessel/flight		Departure date:	Terms of delivery and payment:
MISC MATILDE 003A		OCT. 16, 2002	FOB BUSAN
Shipping marks No. & King of Packages	Goods description	Quantity	Unit price /1000PCS	Amount
MEDI-HUT CO., INC.	ELITE SAFETY SYRINGE
1935 SWARTHMORE AVE.	AS PER PROFORMA P/1 NO. 0911 DATED SEPTEMBER 10, 2002
LAKEWOOD, NJ 08701	FREE ON BOARD SEOUL, KOREA
U.S.A.	3CC 25GX 1"	48,000PCS	U$121.38	U$5,826.24
MADE IN KOREA	3CC 24GX 1 1/2"	48,000PCS	U$121.38	U$5,826.24
LOT NO.:	3CC 22GX 1"	120,000PCS	U$121.38	U$14,565.60
EXPIRATION DATE:	3CC 21GX 1 1/2"	12,000PCS	U$121.38	U$1,456.56
UPC NO.:	3CC 23GX 1"	24,000PCS	U$121.38	U$2,913.12
PRODUCT CODE NO.:	3CC 22G X 1 1/2"	24,000PCS	U$121.38	U$2,913.12
	3CC 20G X 1 1/2"	12,000PCS	U$121.38	U$1,456.56
	3CC 25G X 5/8"	180,800PCS	U$121.38	U$21,945.50
	TOTAL	468,800PCS		U$56,902.944

*MEDI-HUT INTL. (Mfg) CO., INC. REGISTRATION NUMBER 9710558
*MEDICAL DEVICE LISTING NUMBER (ELITE SAFETY SYRINGE): C014623
*FDA REGISTRATION NUMBER (MEDI-HUT CO., INC.): 2246574

MEDI-HUT INT’L (Mfg.) Co., LTD.

/s/ Y.K. Shin

Y.K. Shin, Managing Director